EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Report of FirstEnergy Corp. (“Company”) on Form 10-Q for the period ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles E. Jones
Charles E. Jones
President and Chief Executive Officer

/s/ James F. Pearson
James F. Pearson
Executive Vice President and Chief Financial Officer
Date: July 27, 2017

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EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Report of FirstEnergy Solutions Corp. (“Company”) on Form 10-Q for the period ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald R. Schneider
Donald R. Schneider
President
(Principal Executive Officer)

/s/ Jason J. Lisowski
Jason J. Lisowski
Controller and Treasurer
(Principal Financial Officer)
Date: July 27, 2017

122